UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

Bridger Aerospace Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 813-0079

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

In connection with the proposed public offering of shares of common stock, par value $0.0001 per share (“Common Stock”), of Bridger Aerospace Group Holdings, Inc. (the “Company” or “Bridger”) discussed under Item 7.01 below, the following information was disclosed to potential investors:

Update on 2023 North America Fire Season, Preliminary Unaudited Third Quarter 2023 Results and 2023 Guidance

Bridger’s “Super Scooper” fleet experienced its highest level of utilization during the third quarter of 2023.

For the quarter ended September 30, 2023, Bridger’s revenue is expected to be approximately $51 million to $55 million, net income is estimated to range between approximately $15 million and $19 million and Adjusted EBITDA is estimated to range between approximately $36 million and $40 million. This is the best quarter in Bridger’s history. By comparison, for the quarter ended September 30, 2022, Bridger’s revenue was $32.5 million, net loss was $5.6 million and Adjusted EBITDA was $19.2 million.

For the nine-month period ended September 30, 2023, Bridger’s revenue is expected to be approximately $63 million to $67 million, net loss is estimated to range between approximately $45 million and $49 million and Adjusted EBITDA is estimated to range between approximately $26 million and $30 million, as compared to revenue of $45.3 million, net loss of $25.1 million, and Adjusted EBITDA of $12.3 million for the nine-month period ended September 30, 2022.

A definition of “Adjusted EBITDA” and reconciliations of Adjusted EBITDA to net income or net loss, as applicable, as determined in accordance with U.S. generally accepted accounting principles (“GAAP”), are set forth below under “Non-GAAP Financial Measures.”

Despite the record quarterly results, the last two weeks of September were slower due to cooler, wet weather in the U.S. and Canada. As a result, to achieve the mid-point of Bridger’s previously announced 2023 guidance range of $84 million to $96 million in revenue and $37 million to $45 million in Adjusted EBITDA, Bridger would need to generate approximately $25 million of revenue in the fourth quarter of 2023. This equates to approximately one deployment of Bridger’s six Super Scooper fleet for two-thirds of one month. Although historically Bridger’s fourth quarter tends to be slower than the second and third quarters due to the timing and duration of the North American fire season, some of the most destructive wildfires in U.S. history have occurred from October through December due to the strong seasonal Santa Ana winds experienced on the west coast of the United States.

The unaudited preliminary estimated financial results for the three and nine month periods ended September 30, 2023 are preliminary and subject to change, and such changes may be material. These preliminary estimates represent Bridger’s management’s unaudited estimates as of the date of this Current Report on Form 8-K and are based upon a number of assumptions that are inherently uncertain. Bridger’s normal reporting processes with respect to the foregoing preliminary estimates have not been fully completed. During the course of Bridger’s and its independent auditors’ review of these preliminary estimates, Bridger could identify items that would require Bridger to make adjustments that could affect its subsequently reported results. Any such adjustments could be material. In light of the foregoing, investors are urged to put Bridger’s preliminary estimates in context and not to place undue reliance upon such preliminary estimates.

Bighorn Airways and Spanish Super Scooper Acquisitions

The Company’s previously announced acquisition of Big Horn Airways, Inc. (“Bighorn”) is expected to close in the first half of the fourth quarter of 2023.

The purchase of four CL-215T Super Scooper aircraft from the Spanish government is anticipated to be completed in the first half of the fourth quarter of 2023 and is subject to the terms and conditions of the Spanish public tender process. Upon completion, Bridger plans to move the first Super Scooper to a Maintenance, Repair and Overhaul (“MRO”) facility for overhaul work resulting in an anticipated return-to-service for the second half of the 2024 North America fire season. The second Super Scooper is planned to be moved to an MRO facility in the first half of 2024 for an anticipated return-to-service for the 2025 North America fire season. The remaining two Super Scoopers will follow with an anticipated return-to service for the 2026 North America fire season. Bridger’s management team estimates that the cost to renovate and upgrade these Super Scoopers will be approximately $8 million to $12 million per airframe. These modified Super Scoopers are expected to generate revenue and Adjusted EBITDA in-line with Bridger’s current fleet of Super Scoopers once contracting mechanics are negotiated with various foreign governments during their respective return-to-service timeframes.

2

USFS National Light Fixed Wing Task Order Contract

Bridger was recently awarded a 10-year air attack contract for up to $166 million from the U.S. Forest Service to provide various fixed wing missions for aerial supervision, incident awareness, fire detection and reconnaissance. This contract is separate from the previously disclosed $68 million of contracts with the U.S. Department of the Interior that Bridger was awarded in July 2023.

Non-GAAP Financial Measures

Although Bridger believes that net income or loss, as determined in accordance with GAAP, is the most appropriate earnings measure, Bridger uses EBITDA and Adjusted EBITDA as key profitability measures to assess the performance of its business. Bridger believes these measures help illustrate underlying trends in its business and uses the measures to establish budgets and operational goals, and communicate internally and externally, for managing its business and evaluating its performance. Bridger also believes these measures help investors compare Bridger’s operating performance with its results in prior periods in a way that is consistent with how management evaluates such performance.

Each of the profitability measures described below are not recognized under GAAP and do not purport to be an alternative to net income or loss determined in accordance with GAAP as a measure of Bridger’s performance. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for Bridger’s results as reported under GAAP. EBITDA and Adjusted EBITDA exclude items that can have a significant effect on Bridger’s profit or loss and should, therefore, be used only in conjunction with GAAP profit or loss for the period. Bridger’s management compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identical calculations, these measures may not be comparable to other similarly titled measures of other companies.

Bridger does not provide a reconciliation of forward-looking measures where Bridger believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts, such as acquisition costs, integration costs and loss on the disposal or obsolescence of aging aircraft. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of Bridger’s control or cannot be reasonably predicted. For the same reasons, Bridger is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3

EBITDA and Adjusted EBITDA

EBITDA is a non-GAAP profitability measure that represents net income or loss for the period before the impact of the interest expense, income tax expense (benefit) and depreciation and amortization of property, plant and equipment and intangible assets. EBITDA eliminates potential differences in performance caused by variations in capital structures (affecting financing expenses), the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense).

Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of Bridger’s businesses on a period-over-period basis or with other businesses. During the periods presented, Bridger excludes from Adjusted EBITDA gains and losses on disposals of assets, legal fees and offering costs related to financing and other transactions, which include costs that are required to be expensed in accordance with GAAP. In addition, Bridger excludes from Adjusted EBITDA non-cash stock-based compensation and business development expenses. Bridger’s management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that Bridger does not expect to continue at the same level in the future.

The following table reconciles net loss, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA for the three and nine months ended September 30, 2022.

	Nine Months Ended	Three Months Ended
(Unaudited, $ in Millions)	September 30, 2022	September 30, 2022

Net loss	$(25.1)	$(5.6)
Depreciation and amortization	8.6	4.5
Interest expense	13.1	7.0
EBITDA	$(3.4)	$5.9
Loss on disposals and non-cash impairment(1)	1.6	0.8
Offering costs (2)	2.6	1.4
Loss on extinguishment of debt(3)	0.8	0.8
Discretionary bonuses to employees and executives(4)	10.1	10.1
Business development expenses(5)	0.6	0.2
Adjusted EBITDA	$12.3	$19.2

(1)	Represents loss on the disposal or obsolescence of aging aircraft and non-cash impairment charges on a retired aircraft.
(2)	Represents one-time professional service fees related to the preparation for the business combination that have been expensed during the period.
(3)	Represents loss on extinguishment of debt related to the Series 2021 municipal bond issuance and forgiveness of the Paycheck Protection Program loan.
(4)	Represents one-time discretionary bonuses to certain employees and executives of Bridger in connection with the issuance of the Series C preferred shares by Bridger’s predecessor entity, the issuance of the Series 2022 municipal bonds, execution of the transaction agreements in connection with Bridger’s January 2023 business combination with Jack Creek Investment Corp. and the initial filing of the proxy statement/prospectus prepared in connection with such business combination.
(5)	Represents expenses related to potential acquisition targets and additional business lines.

4

The following table reconciles net income (loss), the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA for the three and nine months ended September 30, 2023.

	Preliminary Unaudited Results (Three Months Ended September 30, 2023)		Preliminary Unaudited Results (Nine Months Ended September, 30, 2023)
(Unaudited, $ in Millions)	Low	High	Low	High

Net income (loss)	$15.0	$19.0	$(48.7)	$(44.7)
Depreciation and amortization	6.4	6.4	11.4	11.4
Interest expense	5.7	5.7	16.9	16.9
EBITDA	$27.1	$31.1	$(20.5)	$(16.5)
Loss on disposals and non-cash impairment(1)	0.0	0.0	1.1	1.1
Offering costs (2)	0.0	0.0	3.3	3.3
Stock-based compensation expense (3)	7.7	7.7	40.3	40.3
Business development expenses(4)	1.4	1.4	2.3	2.3
Adjusted EBITDA	$36.2	$40.2	$26.4	$30.4

(1)	Represents loss on the disposal or obsolescence of aging aircraft and non-cash impairment charges on a retired aircraft.
(2)	Represents one-time professional service fees related to the preparation for the business combination that have been expensed during the period.
(3)	Represents stock-based compensation expense recognized of the incentive units granted to selected board members and executives.
(4)	Represents expenses related to potential acquisition targets and additional business lines.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

5

Item 7.01	Regulation FD Disclosure.

On October 17, 2023, Bridger issued a press release announcing the commencement of a proposed underwritten public offering of shares of its Common Stock, subject to market and other conditions, pursuant to the Company’s Registration Statement on Form S-1 filed on October 17, 2023 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Registration Statement has not yet become effective, and no shares of Common Stock may be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective A copy of the Bridger’s October 17, 2023 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The press release attached as Exhibit 99.1 hereto is being issued in reliance on Rule 134 under the Securities Act, and is neither an offer to sell nor a solicitation of an offer to buy securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

6

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to: (1) market conditions and the satisfaction of closing conditions related to the proposed public offering; (2) Bridger’s preliminary unaudited third quarter and year-to-date 2023 financial results, including anticipated revenue, net income and Adjusted EBITDA for the three-month and nine-month periods ended September 30, 2023; (3) Bridger’s updated full-year 2023 guidance, including projected revenue, net income and Adjusted EBITDA for the year ending December 31, 2023; (4) Bridger’s potential revenue, net income or loss, and Adjusted EBITDA for the fourth quarter of 2023, including the equivalent potential deployment of aircraft in Bridger’s fleet; (5) references with respect to anticipated expansion of Bridger’s operations and increased deployment of Bridger’s aircraft fleet, including references to Bridger’s pending Bighorn acquisition and Spanish Super Scooper purchase, including the expected closing timing thereof and the anticipated benefits therefrom; (6) the anticipated demand for and expansion of Bridger’s operations, including for certain customers, and the underlying causes for such anticipated demand, as well as the amount of revenues that may be generated pursuant to any particular customer contract; (7) Bridger’s operations and performance; (8) Bridger’s business and growth plans; (9) the types of services Bridger may offer; and (10) Bridger’s capital expenditures and acquisitions strategies, including anticipated investments in additional aircraft, renovation and upgrade costs, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of any acquisitions; Bridger’s successful integration of the aircraft (including achievement of synergies and cost reductions); Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s ongoing operations and businesses, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, and loss of key customers; the risk of a deterioration in relationships between Bridger and its employees, including as a result of any acquisition; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the consummation of any acquisition; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; and the ability to successfully select, execute or integrate future acquisitions into Bridger’s business, which could result in material adverse effects to operations and financial conditions. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports Bridger files with the U.S. Securities and Exchange Commission, including those in Bridger’s most recent Annual Report on Form 10-K and any updates thereto in Bridger’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this Current Report on Form 8-K.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: October 17, 2023	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer and Executive Vice President

8